Schedule of Investments

AllianzGI Convertible & Income Fund II

November 30, 2019 (unaudited)

Principal Amount (000s)		Value^
CORPORATE BONDS & NOTES—36.4%
Advertising—0.2%
$1,175	National CineMedia LLC, 5.875%, 4/15/28 (a)(b)	$1,228,283

Aerospace & Defense—1.2%
	TransDigm, Inc.,
2,485	5.50%, 11/15/27 (a)(b)	2,491,213
4,290	6.50%, 5/15/25	4,466,962
735	Triumph Group, Inc., 6.25%, 9/15/24 (a)(b)	773,580

		7,731,755

Auto Components—0.9%
2,270	Adient U.S. LLC, 7.00%, 5/15/26 (a)(b)	2,431,002
1,700	Goodyear Tire & Rubber Co., 5.00%, 5/31/26	1,752,521
1,770	Panther BF Aggregator 2 L.P., 8.50%, 5/15/27 (a)(b)	1,812,082

		5,995,605

Auto Manufacturers—1.2%
4,685	Navistar International Corp., 6.625%, 11/1/25 (a)(b)	4,837,263
3,285	Tesla, Inc., 5.30%, 8/15/25 (a)(b)	3,157,673

		7,994,936

Chemicals—1.4%
2,005	Chemours Co., 6.625%, 5/15/23	1,979,937
2,415	Kraton Polymers LLC, 7.00%, 4/15/25 (a)(b)	2,470,086
1,185	Olin Corp., 5.00%, 2/1/30	1,179,105
3,550	Tronox, Inc., 6.50%, 4/15/26 (a)(b)	3,585,589

		9,214,717

Commercial Services—1.7%
5,974	Cenveo Corp., 6.00%, 5/15/24 (cost—$7,326,407; purchased 3/22/12) (a)(b)(c)(d)(f)(i)	328,570
1,665	Herc Holdings, Inc., 5.50%, 7/15/27 (a)(b)	1,746,210
	Hertz Corp. (a)(b),
2,830	7.125%, 8/1/26	3,019,256
300	7.625%, 6/1/22	312,750
2,475	Laureate Education, Inc., 8.25%, 5/1/25 (a)(b)	2,679,163
	United Rentals North America, Inc.,
1,830	5.25%, 1/15/30	1,948,996
1,270	5.50%, 7/15/25	1,325,550

		11,360,495

Computers—0.5%
3,855	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (a)(b)	3,586,692

Containers & Packaging—0.5%
1,685	Berry Global, Inc., 5.625%, 7/15/27 (a)(b)	1,798,779
1,385	Trivium Packaging Finance BV, 8.50%, 8/15/27 (a)(b)	1,509,685

		3,308,464

Distribution/Wholesale—0.7%
4,110	H&E Equipment Services, Inc., 5.625%, 9/1/25	4,332,618

Diversified Financial Services—3.4%
14,516	CCF Holdings LLC, 10.75%, 12/15/23, PIK 10.75% (a)(b)(d)(f)	7,054,940
6,000	Community Choice Financial Issuer LLC, 9.00%, 6/15/23 (cost—$6,000,000; purchased 9/6/18) (a)(b)(i)	6,007,500
	Navient Corp.,
1,815	6.75%, 6/15/26	1,946,778
905	7.25%, 9/25/23	1,006,804
	Springleaf Finance Corp.,
1,660	6.625%, 1/15/28	1,838,155
3,865	8.25%, 10/1/23	4,523,654

		22,377,831

Electronic Equipment, Instruments & Components—0.3%
1,730	Energizer Holdings, Inc., 7.75%, 1/15/27 (a)(b)	1,937,293

Engineering & Construction—0.6%
3,900	Tutor Perini Corp., 6.875%, 5/1/25 (a)(b)	3,817,125

Entertainment—1.4%
3,810	AMC Entertainment Holdings, Inc., 6.125%, 5/15/27	3,438,620
1,810	International Game Technology PLC, 6.25%, 1/15/27 (a)(b)	2,035,929
2,395	Lions Gate Capital Holdings LLC, 6.375%, 2/1/24 (a)(b)	2,335,101
1,425	Stars Group Holdings BV, 7.00%, 7/15/26 (a)(b)	1,542,310

		9,351,960

Food & Beverage—0.2%
1,165	Albertsons Cos. LLC, 7.50%, 3/15/26 (a)(b)	1,292,421

Healthcare-Products—0.4%
2,295	Avantor, Inc., 9.00%, 10/1/25 (a)(b)	2,558,925

Healthcare-Services—3.0%
1,880	Centene Corp., 5.375%, 6/1/26 (a)(b)	2,000,416
2,165	CHS/Community Health Systems, Inc., 6.25%, 3/31/23	2,143,350
4,125	DaVita, Inc., 5.125%, 7/15/24	4,243,552
773	Encompass Health Corp., 5.75%, 11/1/24	785,553
2,750	HCA, Inc., 7.50%, 2/15/22	3,052,481
1,740	Select Medical Corp., 6.25%, 8/15/26 (a)(b)	1,869,411
	Tenet Healthcare Corp.,
2,360	6.25%, 2/1/27 (a)(b)	2,528,150
2,750	7.00%, 8/1/25	2,897,785

		19,520,698

Insurance—0.6%
3,320	Prudential Financial, Inc., 5.70%, 9/15/48 (converts to FRN on 9/15/28)	3,807,293

Internet—0.6%
1,700	Go Daddy Operating Co. LLC, 5.25%, 12/1/27 (a)(b)	1,788,948
1,755	Netflix, Inc., 5.375%, 11/15/29 (a)(b)	1,851,745

		3,640,693

Iron/Steel—0.2%
1,330	United States Steel Corp., 6.875%, 8/15/25	1,250,200

Lodging—0.8%
1,325	MGM Resorts International, 5.50%, 4/15/27	1,459,189
1,000	Wyndham Hotels & Resorts, Inc., 5.375%, 4/15/26 (a)(b)	1,057,323
2,280	Wynn Las Vegas LLC, 5.50%, 3/1/25 (a)(b)	2,436,727

		4,953,239

Machinery-Construction & Mining—0.4%
2,855	Terex Corp., 5.625%, 2/1/25 (a)(b)	2,899,138

Media—3.2%
1,050	Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24 (a)(b)	1,159,253
	CSC Holdings LLC (a)(b),
1,705	7.50%, 4/1/28	1,924,216
1,800	7.75%, 7/15/25	1,935,000
	Diamond Sports Group LLC (a)(b),
610	5.375%, 8/15/26	620,293
3,620	6.625%, 8/15/27	3,537,591
3,705	DISH DBS Corp., 5.875%, 11/15/24	3,709,631
2,850	Gray Television, Inc., 5.875%, 7/15/26 (a)(b)	3,028,631
3,589	LiveStyle, Inc., 9.625%, 2/1/19 (cost—$3,586,663; purchased 5/7/14-2/26/15) (a)(b)(c)(d)(f)(i)(k)	4
2,150	Meredith Corp., 6.875%, 2/1/26	2,215,247
1,740	Nexstar Broadcasting, Inc., 5.625%, 7/15/27 (a)(b)	1,836,922
1,145	Virgin Media Secured Finance PLC, 5.50%, 5/15/29 (a)(b)	1,205,141

		21,171,929

Metal Fabricate/Hardware—0.4%
2,920	Park-Ohio Industries, Inc., 6.625%, 4/15/27	2,869,915

Mining—1.3%
3,365	Constellium SE, 6.625%, 3/1/25 (a)(b)	3,508,046
1,535	Hudbay Minerals, Inc., 7.625%, 1/15/25 (a)(b)	1,542,660
3,050	Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	3,231,453

		8,282,159

Miscellaneous Manufacturing—0.2%
1,320	Koppers, Inc., 6.00%, 2/15/25 (a)(b)	1,339,787

Oil, Gas & Consumable Fuels—1.3%
1,420	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	1,370,286
3,435	Oasis Petroleum, Inc., 6.875%, 3/15/22	3,218,166
2,430	Transocean, Inc., 7.50%, 1/15/26 (a)(b)	2,187,431
1,750	USA Compression Partners L.P., 6.875%, 9/1/27 (a)(b)	1,794,319

		8,570,202

Paper & Forest Products—0.3%
1,790	Mercer International, Inc., 7.375%, 1/15/25	1,906,735

Pharmaceuticals—1.1%
1,235	Bausch Health Americas, Inc., 8.50%, 1/31/27 (a)(b)	1,401,756
	Bausch Health Cos., Inc. (a)(b),
1,200	6.125%, 4/15/25	1,250,964
1,640	7.25%, 5/30/29	1,841,191
1,205	Endo Finance LLC, 5.375%, 1/15/23 (a)(b)	756,638
1,710	Horizon Pharma USA, Inc., 5.50%, 8/1/27 (a)(b)	1,804,866

		7,055,415

Pipelines—1.0%
1,280	DCP Midstream Operating L.P., 5.125%, 5/15/29	1,302,173
2,490	NGL Energy Partners L.P., 7.50%, 4/15/26 (a)(b)	2,234,457
	Targa Resources Partners L.P. (a)(b),
750	6.50%, 7/15/27	801,816
2,225	6.875%, 1/15/29	2,408,168

		6,746,614

Real Estate—0.7%
4,205	Kennedy-Wilson, Inc., 5.875%, 4/1/24	4,329,216

Retail—1.0%
4,820	Conn’s, Inc., 7.25%, 7/15/22	4,881,754
1,170	L Brands, Inc., 6.875%, 11/1/35	1,029,717
1,490	Party City Holdings, Inc., 6.625%, 8/1/26 (a)(b)	897,460

		6,808,931

Semiconductors—0.4%
2,650	Amkor Technology, Inc., 6.625%, 9/15/27 (a)(b)	2,901,816

Software—0.7%
1,780	IQVIA, Inc., 5.00%, 5/15/27 (a)(b)	1,873,134
685	Rackspace Hosting, Inc., 8.625%, 11/15/24 (a)(b)	664,450
1,770	SS&C Technologies, Inc., 5.50%, 9/30/27 (a)(b)	1,897,130

		4,434,714

Telecommunications—4.2%
1,735	CenturyLink, Inc., 7.50%, 4/1/24, Ser. Y	1,956,213
3,560	Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)(b)	3,341,914
3,160	CommScope Technologies LLC, 6.00%, 6/15/25 (a)(b)	3,057,300
7,130	Consolidated Communications, Inc., 6.50%, 10/1/22	6,131,800
	Hughes Satellite Systems Corp.,
1,130	6.625%, 8/1/26	1,243,393
3,500	7.625%, 6/15/21	3,761,625
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	6,416,951
1,425	Sprint Corp., 7.625%, 3/1/26	1,558,558

		27,467,754

Toys/Games/Hobbies—0.1%
325	Mattel, Inc., 5.875%, 12/15/27 (a)(b)	329,908

Transportation—0.3%
2,060	XPO Logistics, Inc., 6.50%, 6/15/22 (a)(b)	2,113,257

	Total Corporate Bonds & Notes (cost—$251,618,262)	238,488,733

CONVERTIBLE BONDS & NOTES—31.6%
Agriculture—0.7%
4,335	Vector Group Ltd., 3 mo. Cash Dividends on Common Stock + 1.75%, 1.75%, 4/15/20 (h)	4,505,690

Apparel & Textiles—0.9%
11,140	Iconix Brand Group, Inc., 5.75%, 8/15/23	5,625,700

Biotechnology—1.2%
7,260	Intercept Pharmaceuticals, Inc., 3.25%, 7/1/23	6,983,801
1,355	Verastem, Inc., 5.00%, 11/1/48	651,050

		7,634,851

Building Materials—1.5%
3,225	Cemex S.A.B de C.V., 3.72%, 3/15/20	3,237,151
6,680	Patrick Industries, Inc., 1.00%, 2/1/23	6,320,950

		9,558,101

Commercial Services—1.0%
6,675	Macquarie Infrastructure Corp., 2.00%, 10/1/23	6,323,990

Computers—1.5%
850	Lumentum Holdings, Inc., 0.25%, 3/15/24	1,192,943
8,865	Western Digital Corp., 1.50%, 2/1/24	8,372,331

		9,565,274

Diversified Financial Services—2.5%
7,030	Encore Capital Group, Inc., 3.00%, 7/1/20	7,165,419
9,160	PRA Group, Inc., 3.00%, 8/1/20	9,166,175

		16,331,594

Electronics—1.2%
4,205	OSI Systems, Inc., 1.25%, 9/1/22	4,591,806
3,230	Vishay Intertechnology, Inc., 2.25%, 6/15/25	3,163,072

		7,754,878

Energy-Alternate Sources—2.0%
5,160	Pattern Energy Group, Inc., 4.00%, 7/15/20	5,271,957
	SunPower Corp.,
2,365	0.875%, 6/1/21	2,183,191
7,095	4.00%, 1/15/23	5,782,384

		13,237,532

Engineering & Construction—0.6%
4,125	Tutor Perini Corp., 2.875%, 6/15/21	3,983,203

Equity Real Estate Investment Trusts (REITs)—1.4%
3,025	Two Harbors Investment Corp., 6.25%, 1/15/22	3,152,923
5,810	Western Asset Mortgage Capital Corp., 6.75%, 10/1/22	5,958,086

		9,111,009

Insurance—2.7%
8,605	AXA S.A., 7.25%, 5/15/21 (a)(b)	9,956,501
6,005	MGIC Investment Corp., 9.00%, 4/1/63 (a)(b)	8,078,132

		18,034,633

Internet—0.3%
2,585	Boingo Wireless, Inc., 1.00%, 10/1/23	2,278,338

Investment Companies—1.2%
7,205	Prospect Capital Corp., 6.375%, 3/1/25	7,673,337

Oil, Gas & Consumable Fuels—1.8%
4,905	Chesapeake Energy Corp., 5.50%, 9/15/26	2,168,608
2,030	Ensco Jersey Finance Ltd., 3.00%, 1/31/24	1,283,975
1,720	Nabors Industries, Inc., 0.75%, 1/15/24	1,126,462
7,525	Whiting Petroleum Corp., 1.25%, 4/1/20	7,198,193

		11,777,238

Pharmaceuticals—1.8%
9,210	Dermira, Inc., 3.00%, 5/15/22	7,736,400
7,445	Tilray, Inc., 5.00%, 10/1/23	4,113,362

		11,849,762

Pipelines—2.2%
18,700	Cheniere Energy, Inc., 4.25%, 3/15/45	14,773,457

Semiconductors—0.6%
1,080	Synaptics, Inc., 0.50%, 6/15/22	1,124,699
2,970	Veeco Instruments, Inc., 2.70%, 1/15/23	2,773,963

		3,898,662

Software—3.7%
4,400	Avaya Holdings Corp., 2.25%, 6/15/23	3,862,065
11,915	Avid Technology, Inc., 2.00%, 6/15/20	11,481,396
4,660	Benefitfocus, Inc., 1.25%, 12/15/23 (a)(b)	4,103,521
	Evolent Health, Inc.,
860	1.50%, 10/15/25	555,114
4,800	2.00%, 12/1/21	4,193,637

		24,195,733

Telecommunications—1.8%
5,735	GDS Holdings Ltd., 2.00%, 6/1/25	6,516,281
5,985	Infinera Corp., 2.125%, 9/1/24	5,604,364

		12,120,645

Transportation—1.0%
3,440	Echo Global Logistics, Inc., 2.50%, 5/1/20	3,421,150
3,555	Teekay Corp., 5.00%, 1/15/23	3,046,147

		6,467,297

	Total Convertible Bonds & Notes (cost—$209,863,995)	206,700,924

Shares
CONVERTIBLE PREFERRED STOCK—28.3%
Banks—4.9%
9,140	Bank of America Corp., 7.25%, Ser. L (e)	13,527,200
12,835	Wells Fargo & Co., 7.50%, Ser. L (e)	18,739,100

		32,266,300

Chemicals—0.8%
106,705	International Flavors & Fragrances, Inc., 6.00%, 9/15/21	5,521,984

Diversified Financial Services—0.9%
124,400	AMG Capital Trust II, 5.15%, 10/15/37	6,038,852

Electric Utilities—4.3%
58,140	Dominion Energy, Inc., 7.25%, 6/1/22, Ser. A	6,136,677
81,355	NextEra Energy, Inc., 4.872%, 9/1/22	4,039,276
121,195	Sempra Energy, 6.00%, 1/15/21, Ser. A	14,290,102
69,575	Southern Co., 6.75%, 8/1/22, Ser. 2019	3,665,211

		28,131,266

Electronic Equipment, Instruments & Components—0.7%
40,770	Energizer Holdings, Inc., 7.50%, 1/15/22, Ser. A	4,267,396

Electronics—1.1%
7,625	Fortive Corp., 5.00%, 7/1/21, Ser. A	7,140,126

Equity Real Estate Investment Trusts (REITs)—5.2%
5,650	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	6,820,736
43,045	QTS Realty Trust, Inc., 6.50%, Ser. B (e)	5,433,570
309,935	Ready Capital Corp., 7.00%, 8/15/23	8,303,159
476,235	RLJ Lodging Trust, 1.95%, Ser. A (e)	13,567,935

		34,125,400

Hand/Machine Tools—1.8%
18,285	Colfax Corp., 5.75%, 1/15/22	2,687,712
85,590	Stanley Black & Decker, Inc., 5.375%, 5/15/20	9,008,348

		11,696,060

Healthcare-Products—4.1%
63,980	Avantor, Inc., 6.25%, 5/15/22, Ser. A	3,847,757
214,580	Becton Dickinson and Co., 6.125%, 5/1/20, Ser. A	13,359,751
8,300	Danaher Corp., 4.75%, 4/15/22, Ser. A	9,468,142

		26,675,650

Insurance—2.2%
111,400	Assurant, Inc., 6.50%, 3/15/21, Ser. D	14,467,518

Oil, Gas & Consumable Fuels—0.1%
51,395	Nabors Industries Ltd., 6.00%, 5/1/21, Ser. A	864,464

Semiconductors—2.2%
12,265	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	14,190,605

	Total Convertible Preferred Stock (cost—$161,623,146)	185,385,621

PREFERRED STOCK (a)(d)(f)(k)(j)—1.3%
Media—1.3%
3,554	LiveStyle, Inc., Ser. A	519,062
76,572	LiveStyle, Inc., Ser. B (g)	7,657,200
5,000	LiveStyle, Inc., Ser. B	50

	Total Preferred Stock (cost—$12,855,447)	8,176,312

COMMON STOCK (d)(f)(j)—0.0%
Aerospace & Defense—0.0%
6,354	Erickson, Inc. (a)	136,802

Banks—0.0%
42,233	CCF Holdings LLC Class A (cost—$0; purchased 12/18/18) (i)	4
21,429	CCF Holdings LLC Class B (cost—$0; purchased 12/12/18) (g)(i)	2

		6

Media—0.0%
90,407	LiveStyle, Inc. (a)(g)(k)	9

	Total Common Stock (cost—$5,471,183)	136,817

Units
WARRANTS (d)(f)(j)—0.0%
Advertising—0.0%
12,009	Affinion Group Holdings, Inc., expires 4/1/24 (cost—$2,371,020; purchased 4/10/19) (i)	107,118

Media—0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21 (a)(k)	2

	Total Warrants (cost—$2,371,020)	107,120

Principal Amount (000s)
Repurchase Agreements—2.4%
$15,856	State Street Bank and Trust Co., dated 11/29/19, 0.25%, due 12/2/19, proceeds $15,856,330; collateralized by U.S. Treasury Notes, 1.50%, due 8/15/26, valued at $16,173,912 including accrued interest (cost—$15,856,000)	15,856,000

	Total Investments (cost-$659,659,053) (m)—100.0%	$654,851,527

	Other assets in excess of liabilities	1,917,792
	Preferred Shares	(271,525,000)

	Net Assets Applicable to Common Shareholders	$385,244,319

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the investment manager. Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third- party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $171,659,529, representing 26.2% of total investments.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $163,346,404, representing 24.9% of total investments.

(c)	In default.

(d)	Fair-Valued—Securities with an aggregate value of $15,803,763, representing 2.4% of total investments.

(e)	Perpetual maturity. The date shown, if any, is the next call date.

(f)	Level 3 security.

(g)	Affiliated security.

(h)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(i)	Restricted. The aggregate cost of such securities is $19,284,090. The aggregate value is $6,443,198, representing 1.0% of total investments.

(j)	Non-income producing.

(k)

A member of the Fund’s portfolio management team is a member of the board of directors of LiveStyle, Inc. The Fund’s aggregate value of investments in LiveStyle, Inc. represents 1.2% of total investments.

(m)

At November 30, 2019, the cost basis of portfolio securities for federal income tax purposes was $663,944,624. Gross unrealized appreciation was $44,965,306; gross unrealized depreciation was $54,058,403; and net unrealized depreciation was $9,093,097. The difference between book and tax cost basis was attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Fund’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the nine months ended November 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock and Warrants) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2019 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/19
Investments in Securities—Assets
Corporate Bonds & Notes:
Commercial Services	—	$11,031,925	$328,570	$11,360,495
Diversified Financial Services	—	15,322,891	7,054,940	22,377,831
Media	—	21,171,925	4	21,171,929
All Other	—	183,578,478	—	183,578,478
Convertible Bonds & Notes	—	206,700,924	—	206,700,924
Convertible Preferred Stock:
Diversified Financial Services	—	6,038,852	—	6,038,852
All Other	$179,346,769	—	—	179,346,769
Preferred Stock	—	—	8,176,312	8,176,312
Common Stock	—	—	136,817	136,817
Warrants	—	—	107,120	107,120
Repurchase Agreements	—	15,856,000	—	15,856,000

Totals	$179,346,769	$459,700,995	$15,803,763	$654,851,527

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the nine months ended November 30, 2019, was as follows:

	Beginning Balance 2/28/19	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/19
Investments in Securities—Assets
Corporate Bonds & Notes:
Commercial Services	$328,570	$—		$—		$—	$—	$—	$—	$—	$328,570
Diversified Financial Services	6,707,363	755,993	††	—		62,279	—	(470,695)	—	—	7,054,940
Media	4	—		—		—	—	—	—	—	4
Preferred Stock:
Media	8,140,772	—		—		—	—	35,540	—	—	8,176,312
Common Stock:
Advertising	703,341	—		(2,371,020	)†	—	—	1,667,679	—	—	—
Aerospace & Defense	164,315	—		—		—	—	(27,513)	—	—	136,802
Banks	6	—		—		—	—	—	—	—	6
Media	9	—		—		—	—	—	—	—	9
Warrants:
Advertising	—	2,371,020	†	—		—	—	(2,263,902)	—	—	107,118
Media	2	—		—		—	—	—	—	—	2

Totals	$16,044,382	$3,127,013		$(2,371,020)		$62,279	$—	$(1,058,891)	$—	$—	$15,803,763

The table above may include Level 3 investments that are valued by brokers or independent pricing services.

†	Issued or removed via corporate action.
††	Payment-in-Kind

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2019:

	Ending Balance at 11/30/19	Valuation Technique Used	Unobservable Inputs	Input Values (Range)
Investments in Securities—Assets
Corporate Bonds & Notes: Diversified Financial Services	$7,054,940	Market and Company Comparables	EV Multiples Illiquidity Discount	1.76x (0.38x - 5.40x) 20%
Preferred Stock	$8,176,262	Market and Company Comparables	EV Multiples Illiquidity Discount	0.89x (0.31x - 1.50x) 25%
Common Stock: Aerospace & Defense	$136,802	Market and Company Comparables	EV Multiples M&A Transaction Multiples Illiquidity Discount	0.72x (0.35x - 0.93x) 0.91x (0.38x - 2.12x) 40%
Warrants: Advertising	$107,119	Market and Company Comparables	EV Multiples	6.39x (1.26x - 19.85x) 6.47x (1.19x - 27.04x)
		Black-Scholes Model	Expected Volatility Implied Price	26.77% $53.86

The table above does not include Level 3 investments that are valued by brokers or independent pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Fair Value Measurements Note.

The net change in unrealized appreciation/depreciation of Level 3 investments held at November 30, 2019 was $(2,276,800).

Glossary:

FRN—Floating Rate Note

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust